UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023 (June 16, 2023)

First Light Acquisition Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11110 Sunset Hills Road #2278 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 503-9255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FLAGU	NYSE American LLC
Class A common stock, par value $0.0001 per share	FLAG	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLAGW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on January 9, 2023, First Light Acquisition Group, Inc., a Delaware corporation (“FLAG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among FLAG, FLAG Merger Sub, Inc., a Nevada corporation and a direct, wholly owned subsidiary of FLAG (“Merger Sub”), Calidi Biotherapeutics, Inc., a Nevada corporation (or “Calidi”), First Light Acquisition Group, LLC, in the capacity as the representative of the stockholders of FLAG (the “Purchaser Representative” or the “Sponsor”) and Allan Camaisa, in the capacity as the representative of the stockholders to Calidi (the “Seller Representative”). Simultaneously with the execution of the Merger Agreement, on January 9, 2023, FLAG and Calidi entered into (i) the Sponsor Agreement (the “Sponsor Agreement”), with the Sponsor, Metric and certain other parties thereto (each, an “Insider”) and (ii) Voting and Lock-Up Agreements with Allan Camaisa and Scott Leftwich. Capitalized terms used herein but not defined shall have the meaning ascribed to such term in the Merger Agreement.

On June 16, 2023, Calidi entered into a Securities Purchase Agreement with certain investors in connection with the issuance of Series B Preferred Stock of Calidi (“Series B Preferred Stock,” and such investment, the “Series B Financing”), providing for (A) the issuance of an aggregate amount of $12,500,000 of Series B Preferred Stock to the Jackson Investment Group, LLC (“Jackson”), with an initial investment of $5,000,000 of Series B Preferred Stock to be purchased simultaneously with the execution of the Securities Purchase Agreement (the “Initial Investment”) and an additional $7,500,000 shares of Series B Preferred Stock to be purchased upon the consummation of the Business Combination (the “Subsequent Investment”) and (B) the issuance of an aggregate amount of an additional $12,500,000 of Series B Preferred Stock to Calidi Cure, LLC (“Cure”), a special purpose vehicle formed for the purposes of investing in the Series B Financing, $5,000,000 of which will be acquired upon the earlier of September 1, 2023 and the consummation of the transactions contemplated by the Merger Agreement (the “BCA Closing”), and $7,500,000 of which will be acquired upon the BCA Closing, and is subject to the consummation of the Subsequent Investment.

In connection with the Initial Investment, the Sponsor and Metric executed (x) a Share Transfer Agreement with Jackson, pursuant to which the Sponsor and Metric agreed to transfer 389,968 Founder Shares to Jackson, with 255,987 Founder Shares being transferred upon the closing of the Initial Investment and 133,981 Founder Shares to be transferred to Jackson upon the consummation of the Subsequent Investment and the Closing of the Business Combination and (y) a Share Transfer Agreement with Cure, pursuant to which the Sponsor and Metric agreed to transfer one (1) Founder Share for every $100 of Series B Preferred Stock acquired by Cure.

In connection with the Series B Financing, on June 16, 2023, FLAG, Calidi, the Purchaser Representative and the Seller Representative entered into Amendment No. 2 to the Merger Agreement (the “Merger Agreement Amendment”) to provide:

•

that to the extent that there are any Purchaser Continuation Shares that are not issued to non-redeeming FLAG public stockholders (the “Unused Continuation Shares”), FLAG may designate for issuance at or prior to the closing of the transactions contemplated by the Merger Agreement (“Closing”) the Unused Continuation Shares as an incentive for any PIPE investment or in connection with another equity or debt-linked security investment in FLAG or Calidi that facilitates the Closing or post-Closing liquidity of FLAG and its subsidiaries;

•

that the twenty five percent (25%) of the shares of FLAG Class B Common Stock and one hundred percent (100%) of the FLAG Private Warrants held by the Sponsor and Metric Finance Holdings I, LLC, a Delaware limited liability company (“Metric”) (collectively, the “Sponsor Incentive Securities”) that the Sponsor and Metric had agreed to make available as incentives to PIPE Investors may be used as incentives for a PIPE investment or certain other permitted equity issuances by Calidi pursuant to the Merger Agreement or to pay expenses or otherwise reduce costs incurred in connection with the transactions contemplated under the Merger Agreement, or in connection with other pre-Closing operating costs of FLAG. If such Sponsor Incentive Securities are not transferred pursuant to the foregoing, FLAG shall cancel such securities without further consideration;

•	that any Series B Financing raised by Calidi will (i) result in an adjustment to the Merger Consideration and (ii) be included in the determination of the Minimum Cash Condition at closing; and

•	for the amendment of the definition of Fully Diluted Company Shares such that vested in the money options are no longer treated as exercised for purposes of determining the merger consideration.

On June 16, 2023, FLAG, Calidi, the Sponsor, Metric and each Insider amended the Sponsor Agreement (the “Sponsor Agreement Amendment”) to provide that the Sponsor Incentive Securities may be used for the purposes described in the Merger Agreement Amendment.

The foregoing description of each of the Merger Agreement Amendment and the Sponsor Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, attached as exhibit 2.1 hereto and the Sponsor Agreement Amendment, attached exhibit 10.1 hereto, respectively.

On June 16, 2023, FLAG, Calidi and Jackson entered into a Voting and Lock-Up Agreement, substantially in form previously executed by Mr. Camaisa and Mr. Leftwich, except that, with respect to the shares of FLAG Class A Common Stock received by Jackson as Merger Consideration, Mr. Jackson agreed that if Closing occurs, he will not transfer such shares, with limited exceptions, until the earliest of (a) the six-month anniversary of the Closing, (b) subsequent to the Closing, the date on which the closing price of New Calidi Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 days within any 30 consecutive day trading period commencing at least 150 days after the Closing and (c) subsequent to the Closing, the date on which New Calidi completes a Subsequent Transaction.

Item 7.01	Regulation FD Disclosure.

On June 22, 2023, Calidi issued a press release announcing the commitment of the Series B Financing. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference in its entirety.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Calidi will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Calidi’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FLAG, Calidi, the combined company or others following the announcement of the Business Combination, the PIPE Investment proposed to be consummated concurrently with the Business Combination, and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FLAG, the inability to complete any PIPE Investment or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Calidi as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Calidi competes; the inability of Calidi to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of potential global conflicts (including the current conflict in Ukraine) may have on capital markets or on Calidi’s or FLAG’s business; the impact of the COVID-19 pandemic on Calidi’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FLAG’s final prospectus dated September 9, 2021 and Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and the risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to FLAG’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FLAG.

Additional Information and Where to Find It

FLAG have filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of FLAG, and a prospectus in connection with the proposed business combination transaction involving FLAG and Calidi. The definitive proxy statement and other relevant documents will be mailed to FLAG shareholders as of a record date to be established for voting on the Business Combination. FLAG securityholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with FLAG’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about FLAG, Calidi, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FLAG, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278, Reston, VA 20190.

Participants in the Solicitation

FLAG and Calidi and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. FLAG shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of FLAG in FLAG’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from FLAG’s shareholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that FLAG intends to file with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, FLAG or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2, dated as of June 16, 2023, to Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc. Calidi Biotherapeutics, Inc., First Light Acquisition Group, LLC and Allan Camaisa.

10.1	Form of Amendment No. 1, dated as of June 16, 2023, to the Sponsor Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi Biotherapeutics, Inc., First Light Acquisition Group, LLC, Metric Finance Holdings I, LLC and certain parties thereto.

99.1	Press Release dated as of June 23, 2023.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Light Acquisition Group, Inc.

Dated: June 23, 2023

	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer